UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  ☒                                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DARLING INTERNATIONAL INC.

(Name of Registrant as specified in its charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

251 O’Connor Ridge Boulevard, Suite 300

Irving, Texas 75038

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 26, 2013

To the stockholders of Darling International Inc.:

A special meeting of stockholders (the “Special Meeting”) of Darling International Inc. (the “Company”) will be held on November 26, 2013, at 10:00 a.m., central time, at the Omni Mandalay Hotel, 221 E. Las Colinas Boulevard, Irving, Texas 75039, for the following purposes (which are more fully described in the accompanying Proxy Statement):

1.	To approve an amendment to our restated certificate of incorporation, as amended, to increase the total number of authorized shares of common stock, par value $0.01, from 150,000,000 to 250,000,000 (the “Proposal”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof in accordance with the provisions of the Company’s bylaws.

The Board of Directors unanimously recommends that you vote to approve the Proposal.

The Board has fixed the close of business on October 21, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Special Meeting. However, whether or not you expect to attend the Special Meeting, to assure your shares are represented at the Special Meeting, if voting by mail, please date, execute and mail promptly, to ensure receipt no later than November 25, 2013, the enclosed proxy in the enclosed envelope, for which no additional postage is required or, if voting by Internet or telephone pursuant to the instructions in the enclosed proxy, proxies must be received no later than 12:00 a.m., central time, on November 26, 2013.

By Order of the Board,

/s/ John F. Sterling

John F. Sterling

Secretary

Irving, Texas

October 29, 2013

Your vote is important.

Please execute and return promptly the enclosed proxy card in the envelope provided.

Page
QUESTIONS AND ANSWERS ABOUT VOTING	1

PROPOSAL – APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8

Security Ownership of Certain Beneficial Owners	8

Security Ownership of Management	8

OTHER MATTERS	9

HOUSEHOLDING OF PROXY MATERIAL	9

WHERE YOU CAN FIND MORE INFORMATION	9

ADDITIONAL INFORMATION	10

(i)

251 O’Connor Ridge Boulevard, Suite 300

Irving, Texas 75038

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 26, 2013

This proxy statement (“Proxy Statement”) is provided to the stockholders of Darling International Inc. (“Darling,” “we,” “our” or “our company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) to be voted at a special meeting of stockholders to be held at the Omni Mandalay Hotel, 221 E. Las Colinas Boulevard, Irving, Texas 75039, at 10:00 a.m., central time, on November 26, 2013 (the “Special Meeting”), and at any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy card are first being sent or given to stockholders on or about October 30, 2013. This Proxy Statement provides information that should be helpful to you in deciding how to vote on the matter to be voted on at the Special Meeting.

We are asking you to approve an amendment to our restated certificate of incorporation, as amended, to increase the total number of authorized shares of common stock, par value $0.01 (the “Common Stock”), from 150,000,000 to 250,000,000.

QUESTIONS AND ANSWERS ABOUT VOTING

Why am I receiving these materials?

Our records indicate that you owned your shares of Common Stock at the close of business on October 21, 2013 (the “Record Date”). You have been sent this Proxy Statement and the enclosed proxy card because Darling is soliciting your proxy to vote your shares of Common Stock at the Special Meeting on the proposal described in this Proxy Statement.

What am I voting on?

There is one matter scheduled for a vote: to approve an amendment to our restated certificate of incorporation, as amended, to increase the total number of authorized shares of Common Stock from 150,000,000 to 250,000,000 (the “Proposal”).

Who is entitled to vote at the Special Meeting?

All owners of our Common Stock as of the close of business on the Record Date are entitled to vote their shares of Common Stock at the Special Meeting, and any adjournment or postponement thereof. As of the Record Date, a total of 118,215,166 shares of Common Stock were outstanding and eligible to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Special Meeting. The enclosed proxy card shows the number of shares you are entitled to vote at the Special Meeting.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with Darling, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card or vote by proxy over the telephone or through the Internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person, even if you have already voted by proxy.

•	To vote in person, we will give you a ballot when you arrive at the Special Meeting.

•	To vote using the enclosed proxy card, simply complete, sign, date, and return it promptly in the envelope provided. For your vote to be counted, we must receive your signed proxy card by 12:00 a.m., central time, on November 25, 2013, the day prior to the Special Meeting.

•	To vote by proxy over the telephone, dial toll-free 1-800-652-VOTE (8683) within the United States, United States territories and Canada on a touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. For your vote to be counted, we must receive your vote by 12:00 a.m., central time, on November 26, 2013.

•	To vote by proxy through the Internet, go to www.envisionreports.com/DAR to complete an electronic proxy card. You will be asked to provide the control number from the enclosed proxy card. For your vote to be counted, we must receive your vote by 12:00 a.m., central time, on November 26, 2013.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization, rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by proxy over the telephone or through the Internet, as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

You may revoke your proxy at any time before it is exercised by timely submission of a written revocation to our Secretary, by timely submission of a properly executed later-dated proxy or by timely voting by ballot at the Special Meeting. Voting by proxy will in no way limit your right to vote at the Special Meeting if you later decide to attend in person. Attendance at the Special Meeting will not by itself constitute a revocation of your proxy – you must vote at the Special Meeting.

All shares that you are entitled to vote and that are represented by a properly-completed proxy received prior to the Special Meeting and not revoked will be voted at the Special Meeting in accordance with the instructions on the proxy. If you properly deliver your proxy but fail to indicate how your shares should be voted, the shares represented by your proxy will be voted “FOR” the Proposal and in the discretion of the persons named in the proxy as proxy appointees as to any other matter that may properly come before the Special Meeting.

Who may attend the Special Meeting?

All stockholders that were stockholders of Darling as of the Record Date, or their authorized representatives, may attend the Special Meeting. Admission to the Special Meeting will be on a first-come, first-served basis. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Special Meeting, you should bring proof of ownership to the Special Meeting, such as a bank or brokerage account statement, to ensure your admission.

How will votes be counted?

The Special Meeting will be held if a quorum, consisting of a majority of the outstanding shares entitled to vote, is represented in person or by proxy. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (the “NYSE”), absent instructions from the beneficial owners, banks and brokers who hold shares in street name for beneficial owners only have the authority to vote on routine corporate matters. We consider the approval of an amendment to our restated certificate of incorporation to increase the total number of authorized shares of Common Stock to be a routine matter.

With respect to the Proposal – Approval of an Amendment to our Restated Certificate of Incorporation, As Amended, to Increase the Number of Authorized Shares of Common Stock, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting as a class, entitled to vote thereon is required for approval of such item. For this item, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain from voting, it will have the same effect as a vote against this item. Your broker (or another organization that holds your shares for you) may exercise its discretionary authority to vote your shares in favor of the Proposal.

Who will count the votes?

Our transfer agent, Computershare Investor Services, will tally the votes and will serve as inspector at the Special Meeting.

How are proxies being solicited and who will pay for the solicitation of proxies?

We will bear the expense of the solicitation of proxies. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, over the Internet or in person. No special compensation will be paid to our directors, officers or employees for the solicitation of proxies. To solicit proxies, we will also request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse these organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. We will also use the services of the proxy solicitation firm of Georgeson Inc. to assist in the solicitation of proxies. For these services, we will pay a fee that is not expected to exceed approximately $10,000, plus out-of-pocket expenses.

Who can help answer my other questions and to whom should I send a request for copies of certain material?

If you have more questions about voting or wish to obtain another proxy card, you should contact:

Brad Phillips

Treasurer

Darling International Inc.

251 O’Connor Ridge Boulevard, Suite 300

Irving, Texas 75038

Telephone: (972) 717-0300 Fax: (972) 281-4449

E-mail: ir@darlingii.com

Important Notice Regarding the Availability of Proxy Materials for

the Stockholder Meeting to Be Held on November 26, 2013

The Proxy Statement is available at

www.edocumentview.com/DAR

PROPOSAL – APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On October 16, 2013, the Board unanimously approved, and recommends that our stockholders approve, an amendment to our restated certificate of incorporation, as amended, to increase the number of shares of Common Stock Darling is authorized to issue from 150,000,000 to 250,000,000. The Board has adopted resolutions setting forth the proposed amendment in the form of an amendment to Article Four of our restated certificate of incorporation, as amended, and recommends that the stockholders approve (and vote “FOR”) such amendment. The resolutions also provide that the amendment be submitted to the stockholders entitled to vote thereon for consideration at the Special Meeting in accordance with the Delaware General Corporation Law (“DGCL”). The following is the text of the proposed amendment to Article Four of our restated certificate of incorporation, as amended:

“The aggregate number of shares of stock that the Corporation shall have the authority to issue is two hundred fifty-one million (251,000,000) shares, consisting of two hundred fifty million (250,000,000) shares of common stock having a par value of $0.01 per share (the “Common Stock”), and one million (1,000,000) shares of preferred stock, having a par value of $0.01 per share (the “Preferred Stock”).”

If approved, the amendment to our restated certificate of incorporation, as amended, will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware, which will occur as soon as reasonably practicable following the Special Meeting.

As of the Record Date, the following shares of Common Stock were outstanding or reserved for issuance:

Shares issued and outstanding	118,215,166
Shares reserved for issuance under employee benefit plans (1)	11,362,473
TOTAL	129,577,639

(1)	Includes 906,251 shares that are issuable upon exercise of outstanding options.

The Board believes that it is in Darling’s best interest to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise, including, without limitation, the repayment of certain of our existing or future indebtedness.

As of the Record Date, we have 30,823,995 shares of authorized but unissued shares of Common Stock, of which 11,362,473 shares of Common Stock are reserved for issuance under employee benefit plans or issuable upon the exercise of options and 960,839 shares of issued Common Stock held in Treasury. The Board believes that the availability of such additional shares will provide our company with the flexibility to (i) issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, repayment of indebtedness or stock option plans, (ii) provide liquidity for funding possible acquisitions or other strategic investments or (iii) issue Common Stock for other general corporate purposes that may be identified in the future by the Board. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our company, on such stockholders’ percentage voting power. Neither our restated certificate of incorporation, as amended, nor the DGCL, require us to offer shares of Common Stock to our existing stockholders before, after or concurrently with our offering of Common Stock to any third party(ies).

On August 23, 2013, we announced the signing of an Acquisition Agreement (the “Acquisition Agreement”) with Maple Leaf Foods Inc., a Canadian corporation (“MFI”), pursuant to which we will acquire substantially all of the assets of the rendering and biodiesel division of MFI (“Rothsay”), for CAD $645 million, upon the terms and subject to the conditions set forth in the Acquisition Agreement. Rothsay is the leading recycler of animal by-products in Canada and provides services for the efficient and environmentally responsible collecting, processing and recapturing of edible and inedible by-products. Rothsay processes raw materials into finished products of fats and proteins. Rothsay also manufactures biodiesel for domestic and international markets. Rothsay has a network of five rendering plants in Manitoba, Ontario, and Nova Scotia and a biodiesel operation in Quebec, Canada. Rothsay employs approximately 550 people, who will transition to Darling once the transaction closes. The transaction closed on October 28, 2013. The foregoing description of the Acquisition Agreement is not a complete description of all of the parties’ rights and obligations under the Acquisition Agreement and is qualified in its entirety by this reference to the Acquisition Agreement, which was filed as Exhibit 2.1 to Darling’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 26, 2013 and is incorporated herein by reference.

On October 7, 2013, we announced the signing of a Sale and Purchase Agreement (the “SPA”) with VION Holding N.V., a Dutch limited liability company (“VION”). VION is a worldwide leader in the development and production of specialty ingredients from animal origin for applications in pharmaceuticals, food, feed, pet food, fertilizer and bio-energy. Under the SPA, we will acquire all of the shares of VION Ingredients Nederland (Holding) B.V., VION Ingredients International (Holding) B.V., and VION Ingredients Germany GmbH (collectively, the “Companies”) for EUR 1.6 billion, upon the terms and subject to the conditions set forth in the SPA. Each of the Companies is a wholly-owned subsidiary of VION. At the consummation of the contemplated transaction, the Companies will directly or indirectly own all of the shares of the subsidiaries in VION’s Ingredients division and existing interests in various operating joint ventures in VION’s Ingredients division (collectively, the “Group Companies”). The Group Companies together conduct the business of the development, production and marketing and sale of products of animal origin (the “Ingredients Business”). We anticipate that the transaction will be consummated in January 2014. The foregoing description of the SPA is not a complete description of all of the parties’ rights and obligations under the SPA and is qualified in its entirety by this reference to the SPA, which was filed as Exhibit 2.1 to Darling’s Current Report on Form 8-K filed with the SEC on October 10, 2013 and is incorporated herein by reference.

Pursuant to the terms and conditions of the Acquisition Agreement and the SPA, respectively, and subject to certain adjustments as provided therein, Darling will pay an aggregate purchase price of CAD $645 million in cash in connection with the MFI transaction, and an aggregate purchase price of EUR 1.6 billion in cash in connection with the VION transaction. In connection with the SPA, on October 5, 2013, Darling received commitments (the “Commitments”) (i) from JPMorgan Chase Bank, N.A. (“JPMorgan”) and Bank of Montreal, acting under its trade name BMO Capital Markets (“BMO”), with respect to a $1.0 billion revolving facility and a $350 million term loan A facility and (ii) from JPMorgan, BMO and Goldman Sachs Bank USA with respect to a $1.2 billion term loan B facility and a $1.3 billion senior unsecured bridge loan facility, pursuant to commitment letters to finance the transactions contemplated by the SPA. The funding of the Commitments is subject to the terms and conditions set forth therein, including execution of definitive documentation regarding such loans.

The representations, warranties and covenants contained in the Acquisition Agreement and SPA were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Acquisition Agreement and SPA; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. You should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Darling, Rothsay, the Ingredients Business, MFI, VION or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the respective dates of the Acquisition Agreement and the SPA, which subsequent information may or may not be fully reflected in public disclosures by Darling. Accordingly, you should read the representations and warranties in the Acquisition Agreement and the SPA not in isolation but only in conjunction with the other information about Darling, Rothsay, the Ingredients Business, MFI or VION that the respective companies include in reports, statements and other filings Darling makes with the SEC, MFI makes under applicable securities laws in Canada or VION makes under applicable laws in the Netherlands. We do not intend to, and do not undertake to, update our disclosure regarding Darling, the Acquisition Agreement, Rothsay, MFI, the SPA, the Ingredients Business or VION, except as required by law.

The increase in the amount of authorized Common Stock, to be effectuated by the amendment to our restated certificate of incorporation to be voted on at the Special Meeting, is not a prerequisite to, or necessary for, the completion of the transactions contemplated by the Acquisition Agreement and the SPA.

We currently intend to access the capital and loan markets in the near term to raise equity and debt. If you approve the amendment to our restated certificate of incorporation to increase the number of authorized shares of Common Stock as described herein, we may in the near future and from time to time conduct one or more public offerings of shares of our Common Stock, including shares of Common Stock authorized pursuant to the Proposal. The timing and size of any Common Stock offering or other financing transaction will depend on the then-existing market conditions and other factors, including the discretion of the Board. The proceeds of any such Common Stock offering or other financing transaction may be used for general corporate purposes, including, without limitation, to consummate currently contemplated or future acquisitions, for working capital purposes and/or to repay indebtedness outstanding at the time of any such offering (including repayment of the Commitments). There can be no assurance that any such offering or other financing transaction will occur or will be successfully completed. This Proxy Statement shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Our authorized shares of Common Stock in excess of those currently issued will be available for issuance at such times and for such corporate purposes as the Board may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules and regulations of the NYSE. Upon any such issuance, such shares will have the same rights as the outstanding shares of Common Stock.

Other than as described, we have no arrangements, agreements, understandings or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The terms upon which any securities may be issued will be determined by the Board. The Board does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of our company and its then existing stockholders. The Board could use the additional shares of Common Stock to discourage an attempt to change control of our company. However, the proposed amendment is not in response to any effort of which we are aware to obtain control by accumulating shares of Common Stock or otherwise.

Cautionary Statement Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigations Reform Act of 1995 regarding the business operations and prospects of Darling and industry factors affecting it. These statements are identified by words such as “may,” “will,” “begin,” “look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum” and other words referring to events to occur in the future. These statements reflect Darling’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including the fulfillment of all conditions to the closing of the MFI and VION transactions, disturbances in world financial, credit, commodities, stock markets and climatic conditions, including disturbances resulting from any prolonged shutdown of the U.S. government; unanticipated changes in national and international regulations affecting Darling’s products; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; global demand for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs, and poultry, thus affecting available rendering feedstock; risks associated with the renewable diesel plant in Norco, Louisiana, which is owned and operated by a joint venture between Darling and Valero Energy Corporation, including possible unanticipated operating disruptions; risks relating to possible third party claims asserting intellectual property infringement; economic disruptions resulting from the European debt crisis; and continued or escalated conflict in the Middle East, each of which could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in Darling’s filings with the SEC, including those contained in its Form 10-K for the fiscal year ended December 29, 2012, which was filed February 27, 2013. Darling assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results or changes in other factors affecting these forward-looking statements except as required by law.

Vote Required

Approval of an amendment to our restated certificate of incorporation, as amended, requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting as a class, entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal, and your broker (or another organization that holds your shares for you) may exercise its discretionary authority to vote your shares in favor of this proposal.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table and notes set forth certain information with respect to the beneficial ownership of shares of our Common Stock based on Schedule 13F filings, as of October 21, 2013, the most recent practicable date, by each person or group within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who is known to our management to be the beneficial owner of more than five percent of our outstanding Common Stock and is based solely upon information included in such Schedule 13F filings as of the most recent practicable date. We have no reason to believe that such information is not complete or accurate or that a statement or amendment to any Schedule 13F filing should have been filed and was not.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock, Inc. 40 East 52nd Street, New York, NY 10022	8,979,889	(1)	7.80

Michael W. Cook Asset Management, Inc. d/b/a SouthernSun Asset Management 6070 Poplar Ave., Suite 300, Memphis, TN 38119	8,888,540	(2)	7.52

FMR LLC 82 Devonshire Street, Boston, MA 02109	8,592,800	(3)	7.30

The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	7,186,447	(4)	6.08

(1)	As reported on Schedule 13F filed with the SEC with a report date of June 30, 2013.
(2)	As reported on Schedule 13F filed with the SEC with a report date of June 30, 2013.
(3)	As reported on Schedule 13F filed with the SEC with a report date of June 30, 2013.
(4)	As reported on Schedule 13F filed with the SEC with a report date of June 30, 2013.

Security Ownership of Management

The following table and notes set forth certain information with respect to the beneficial ownership of shares of our Common Stock, as of October 21, 2013, the most recent practicable date, by each director, each nominee for director, each named executive officer and by all directors and executive officers as a group:

Name of Beneficial Owner	Common Stock Owned	Unexercised Plan Options (1)	Common Stock Beneficially Owned (2)	Percent of Common Stock Owned
Randall C. Stuewe	915,933	311,679	1,227,612	1.04
O. Thomas Albrecht	47,736	20,000	67,736	*
D. Eugene Ewing	9,490	0	9,490	*
Robert A. Griffin	369,448	3,652	373,100	*
Neil Katchen	151,922	86,963	238,885	*
Charles Macaluso	37,736	20,000	57,736	*
John D. March	22,050	12,000	34,050	*
John O. Muse	314,217	34,295	348,512	*
Michael Rescoe	9,490	0	9,490	*
John F. Sterling	144,475	18,359	162,834	*
Colin Stevenson	40,830	0	40,830	*
Michael Urbut	79,736	16,000	95,736	*
All executive officers and directors as a group (13 persons)	2,477,953	526,250	3,004,203	2.53

*	Represents less than one percent of our Common Stock outstanding.
(1)	Represents options that are or will be vested and exercisable within 60 days of October 21, 2013.
(2)	Except as otherwise indicated in the column “Unexercised Plan Options” and footnote 1 and for unvested shares of restricted stock for which recipients have the right to vote but not dispositive power, the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

OTHER MATTERS

Our management is not aware of any matters other than the Proposal to be presented for action at the Special Meeting; however, if any matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on these matters.

HOUSEHOLDING OF PROXY MATERIAL

The SEC has adopted rules that permit companies and intermediaries (e.g., banks, brokers, trustees or other nominees) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. Each stockholder who participates in householding will continue to receive a separate proxy card.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your bank, broker, trustee or other nominee and direct a written request to Darling International Inc., Attn: Investor Relations, 251 O’Connor Ridge Boulevard, Suite 300, Irving, Texas 75038 or an oral request by telephone at (972) 717-0300. If any stockholders in your household wish to receive a separate copy of this Proxy Statement, they may call or write to Investor Relations and we will promptly provide additional copies. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their bank, broker, trustee or other nominee.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to the Investors page of our corporate website at www.darlingii.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to Darling International Inc., 251 O’Connor Ridge Boulevard, Suite 300 Irving, Texas 75038, Attn: Investor Relations, or by telephone at (972) 717-0300 or email to ir@darlingii.com, on the Investors page of our corporate website at www.darlingii.com; or from our proxy solicitor, Georgeson Inc., by telephone toll-free at 1-888-613-3524; or from the SEC through the SEC website at the address provided above.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 29, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ADDITIONAL INFORMATION

Stockholder Proposals for Inclusion in Our 2014 Annual Meeting Proxy Statement and Proxy Card

Any stockholder proposal to be considered by us for inclusion in our 2014 proxy statement and form of proxy card for next year’s Annual Meeting of Stockholders, expected to be held in May 2014, must be received by our Secretary at our principal executive offices located at 251 O’Connor Ridge Boulevard, Suite 300, Irving, Texas 75038, no earlier than January 7, 2014 (120 days prior to the first anniversary of the date of the 2013 Annual Meeting) and no later than February 6, 2014 (90 days prior to the first anniversary of the date of the 2013 Annual Meeting). To submit a stockholder proposal, a stockholder must be a stockholder of record of our company at the time of the above notice of proposal, must be entitled to vote at the 2014 Annual Meeting and must comply with the notice procedures set forth in our company’s bylaws. The SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.

By Order of the Board,

/s/ John F. Sterling

John F. Sterling
General Counsel and Secretary

Irving, Texas

October 29, 2013

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Central Time, on November 26, 2013.

Vote by Internet • Go to www.envisionreports.com/DAR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	The Board of Directors recommends a vote FOR Proposal 1.

		For	Against	Abstain

1.	To approve an amendment to our restated certificate of incorporation, as amended, to increase the total number of authorized shares of common stock, par value $0.01, from 150,000,000 to 250,000,000.	☐	☐	☐	2.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 26, 2013 FOR DARLING INTERNATIONAL INC. THE PROXY STATEMENT IS AVAILABLE AT WWW.ENVISIONREPORTS.COM/DAR

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Darling International Inc.

Proxy for Special Meeting of Stockholders

November 26, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of DARLING INTERNATIONAL INC., a Delaware corporation (the “Company”), does hereby constitute and appoint John F. Sterling and Brad Phillips, or either one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held at the Omni Mandalay Hotel, 221 E. Las Colinas Boulevard, Irving, Texas 75039, at 10:00 a.m., central time, on November 26, 2013, and at any and all adjournments and postponements thereof (the “Special Meeting”), on all matters that may come before such Special Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” PROPOSAL 1, AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

The undersigned hereby revokes all previous Proxies and acknowledges receipt of the Notice of Special Meeting dated October 29, 2013 and the Proxy Statement attached thereto.

Important notice regarding the availability of proxy materials for the Special Meeting:

The Proxy Statement is available at www.envisionreports.com/DAR

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE)